SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 6, 2006

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 6, 2006, ON Semiconductor Corporation (“Company”) entered into an Underwriting Agreement (“Agreement”) with Morgan Stanley & Co. Incorporated (“Underwriter”) whereby the Company agreed to sell to the Underwriter and the Underwriter, subject to certain conditions, agreed to purchase 10.5 million shares of the Company’s common stock. Under the Agreement, the Company granted the Underwriter an option to purchase up to an additional approximate 1.1 million shares of its common stock during a period of 30 days after the date of the Agreement in order to cover over-allotments, if any. The Agreement provides for a public offering price of $7.00 per share and discounts and commissions to the Underwriter of $.14 per share. The Underwriter and its affiliates have from time to time performed, and may in the future perform, various investment banking, financial advisory and lending services for the Company and its affiliates, for which they have received and will receive customary fees. See Item 8.01 of this Current Report on Form 8-K for related information with respect to this securities offering.

A copy of the Agreement is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description is qualified in its entirety by reference to the filed Agreement.

Item 8.01.	Other Events.

On February 6, 2006, the Company announced, via a news release, its proposed offering of the Company’s common stock to be issued under an existing shelf registration statement on file with the Securities and Exchange Commission. Also on February 6, 2006, the Company later announced, via a second news release, the pricing of its offering of common stock. Copies of both news releases referenced above are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

The information in this Item 8.01 (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. In addition, this information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in the filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement dated April 6, 2006 between ON Semiconductor Corporation and Morgan Stanley & Co. Incorporated.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation dated April 6, 2006 titled “ON Semiconductor Announces Offering of Common Stock.”

99.2	News release for ON Semiconductor Corporation dated April 6, 2006 titled “ON Semiconductor Announces Pricing of Common Stock.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: April 11, 2006	By:	/s/ DONALD A. COLVIN
Donald A. Colvin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated April 6, 2006 between ON Semiconductor Corporation and Morgan Stanley & Co. Incorporated.

99.1	News release for ON Semiconductor Corporation dated April 6, 2006 titled “ON Semiconductor Announces Offering of Common Stock.”

99.2	News release for ON Semiconductor Corporation dated April 6, 2006 titled “ON Semiconductor Announces Pricing of Common Stock.”

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